                                                              SUB-ITEM 77 Q1 (E)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Funds, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Funds' Boards of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Notwithstanding the foregoing, for Funds indicated on Exhibits A - D with an asterisk, Invesco will waive its fees or reimburse expenses to the extent that total annual fund operating expenses after fee waiver and/or expense reimbursement of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
          INVESCO HIGH YIELD INVESTMENT FUNDS, INC.
          INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
          INVESCO INSURED MUNICIPAL BOND TRUST
          INVESCO INSURED MUNICIPAL INCOME TRUST
          INVESCO INSURED MUNICIPAL SECURITIES
          INVESCO INSURED MUNICIPAL TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
          INVESCO MUNICIPAL PREMIUM INCOME TRUST
          INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
          INVESCO PRIME INCOME TRUST
          INVESCO QUALITY MUNICIPAL INCOME TRUST
          INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
          INVESCO QUALITY MUNICIPAL SECURITIES
          SHORT-TERM INVESTMENTS TRUST
          on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

          By: /s/ John M. Zerr
              --------------------------------------
              Title: Senior Vice President

          INVESCO ADVISERS, INC.

          By: /s/ John M. Zerr
              --------------------------------------
              Title: Senior Vice President
                                                             as of July 18, 2011

                          EXHIBIT "A" - RETAIL FUNDS(1)

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                             CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF       EXPIRATION
FUND                                         VOLUNTARY    LIMITATION   CURRENT LIMIT             DATE
-----------------------------------------   ------------  -----------  -----------------  -----------------
Invesco California Tax-Free Income Fund*
  Class A Shares
  Class B Shares                            Contractual         0.85%  February 12, 2010      June 30, 2012
  Class C Shares                            Contractual         1.35%  February 12, 2010      June 30, 2012
  Class Y Shares                            Contractual         1.35%  February 12, 2010      June 30, 2012
                                            Contractual         0.60%  February 12, 2010      June 30, 2012
Invesco Core Plus Bond Fund
  Class A Shares                            Contractual         0.75%  June 6, 2011           June 30, 2013
  Class B Shares                            Contractual         1.50%  June 6, 2011           June 30, 2013
  Class C Shares                            Contractual         1.50%  June 6, 2011           June 30, 2013
  Class R Shares                            Contractual         1.00%  June 6, 2011           June 30, 2013
  Class Y Shares                            Contractual         0.50%  June 6, 2011           June 30, 2013
  Institutional Class Shares                Contractual         0.50%  June 6, 2011           June 30, 2013

Invesco Dividend Growth Securities Fund*
  Class A Shares
  Class B Shares                            Contractual         0.95%  February 12, 2010      June 30, 2012
  Class C Shares                            Contractual         1.70%  February 12, 2010      June 30, 2012
  Class Y Shares                            Contractual         1.70%  February 12, 2010      June 30, 2012
                                            Contractual         0.70%  February 12, 2010      June 30, 2012
Invesco Equally-Weighted S&P 500 Fund*
  Class A Shares
  Class B Shares                            Contractual         0.75%  February 12, 2010      June 30, 2012
  Class C Shares                            Contractual         1.50%  February 12, 2010      June 30, 2012
  Class R Shares                            Contractual         1.50%  February 12, 2010      June 30, 2012
  Class Y Shares                            Contractual         1.00%  February 12, 2010      June 30, 2012
                                            Contractual         0.50%  February 12, 2010      June 30, 2012
Invesco Floating Rate Fund
   Class A Shares                           Contractual         1.50%  April 14, 2006         December 31, 2011
   Class C Shares                           Contractual         2.00%  April 14, 2006         December 31, 2011
   Class R Shares                           Contractual         1.75%  April 14, 2006         December 31, 2011
   Class Y Shares                           Contractual         1.25%  October 3, 2008        December 31, 2011
   Institutional Class Shares                Contractual        1.25%  April 14, 2006         December 31, 2011

Invesco S&P 500 Index Fund*
  Class A Shares                            Contractual         0.65%  February 12, 2010      June 30, 2012
  Class B Shares                            Contractual         1.40%  February 12, 2010      June 30, 2012
  Class C Shares                            Contractual         1.40%  February 12, 2010      June 30, 2012
  Class Y Shares                            Contractual         0.40%  February 12, 2010      June 30, 2012

Invesco Select Real Estate Income Fund
  Class A Shares
  Class B Shares                            Contractual         2.00%  July 1, 2009           December 31, 2011
  Class C Shares                            Contractual         2.75%  July 1, 2009           December 31, 2011
  Class Y Shares                            Contractual         2.75%  July 1, 2009           December 31, 2011
  Institutional Class Shares                Contractual         1.75%  July 1, 2009           December 31, 2011
                                            Contractual         1.75%  July 1, 2009           December 31, 2011
Invesco Structured Core Fund
  Class A Shares                            Contractual         1.00%  July 1, 2009           June 30, 2012
  Class B Shares                            Contractual         1.75%  July 1, 2009           June 30, 2012
  Class C Shares                            Contractual         1.75%  July 1, 2009           June 30, 2012
  Class R Shares                            Contractual         1.25%  July 1, 2009           June 30, 2012
  Class Y Shares                            Contractual         0.75%  July 1, 2009           June 30, 2012
  Investor Class Shares                     Contractual         1.00%  July 1, 2009           June 30, 2012
  Institutional Class Shares                Contractual         0.75%  July 1, 2009           June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                          CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                      VOLUNTARY     LIMITATION    CURRENT LIMIT        DATE
------------------------------------------------------   ------------  -----------  ------------------  -------------
Invesco Van Kampen American Franchise Fund*
  Class A Shares                                         Contractual     1.05%      May 23, 2011        June 30, 2013
  Class B Shares                                         Contractual     1.22%{8}   May 23, 2011        June 30, 2013
  Class C Shares                                         Contractual     1.80%      May 23, 2011        June 30, 2013
  Class R Shares                                         Contractual     1.30%      May 23, 2011        June 30, 2013
  Class Y Shares                                         Contractual     0.80%      May 23, 2011        June 30, 2013
  Institutional Class Shares                             Contractual     0.80%      May 23, 2011        June 30, 2013

Invesco Van Kampen Equity and Income Fund*
  Class A Shares                                         Contractual     0.82%      February 12, 2010   June 30, 2012
  Class B Shares                                         Contractual     0.95%{8}   February 12, 2010   June 30, 2012
  Class C Shares                                         Contractual     1.57%      February 12, 2010   June 30, 2012
  Class R Shares                                         Contractual     1.07%      February 12, 2010   June 30, 2012
  Class Y Shares                                         Contractual     0.57%      February 12, 2010   June 30, 2012
  Institutional Class Shares                             Contractual     0.57%      February 12, 2010   June 30, 2012

Invesco Van Kampen Growth and Income Fund*
  Class A Shares                                         Contractual     0.88%      February 12, 2010   June 30, 2012
  Class B Shares                                         Contractual     1.63%      February 12, 2010   June 30, 2012
  Class C Shares                                         Contractual     1.63%      February 12, 2010   June 30, 2012
  Class R Shares                                         Contractual     1.13%      February 12, 2010   June 30, 2012
  Class Y Shares                                         Contractual     0.63%      February 12, 2010   June 30, 2012
  Institutional Class Shares                             Contractual     0.63%      February 12, 2010   June 30, 2012

Invesco Van Kampen Pennsylvania Tax Free Income Fund*
  Class A Shares
  Class B Shares                                         Contractual     1.13%      February 12, 2010   June 30, 2012
  Class C Shares                                         Contractual     1.88%      February 12, 2010   June 30, 2012
  Class Y Shares                                         Contractual     1.88%      February 12, 2010   June 30, 2012
                                                         Contractual     0.88%      February 12, 2010   June 30, 2012

Invesco Van Kampen Small Cap Growth Fund*
  Class A Shares                                         Contractual     1.38%      February 12, 2010   June 30, 2012
  Class B Shares                                         Contractual     2.13%      February 12, 2010   June 30, 2012
  Class C Shares                                         Contractual     2.13%      February 12, 2010   June 30, 2012
  Class Y Shares                                         Contractual     1.13%      February 12, 2010   June 30, 2012

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                         CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION     CURRENT LIMIT           DATE
---------------------------------------  ------------  -----------  ------------------  -----------------
Invesco Capital Development Fund
 Class A Shares                          Contractual         2.00%  July 1, 2009        February 28, 2012
 Class B Shares                          Contractual         2.75%  July 1, 2009        February 28, 2012
 Class C Shares                          Contractual         2.75%  July 1, 2009        February 28, 2012
 Class R Shares                          Contractual         2.25%  July 1, 2009        February 28, 2012
 Class Y Shares                          Contractual         1.75%  July 1, 2009        February 28, 2012
 Investor Class Shares                   Contractual         2.00%  July 1, 2009        February 28, 2012
 Institutional Class Shares              Contractual         1.75%  July 1, 2009        February 28, 2012
Invesco Charter Fund
 Class A Shares                          Contractual         2.00%  July 1, 2009        February 28, 2012
 Class B Shares                          Contractual         2.75%  July 1, 2009        February 28, 2012
 Class C Shares                          Contractual         2.75%  July 1, 2009        February 28, 2012
 Class R Shares                          Contractual         2.25%  July 1, 2009        February 28, 2012
 Class S Shares                          Contractual         1.90%  September 25, 2009  February 28, 2012
 Class Y Shares                          Contractual         1.75%  July 1, 2009        February 28, 2012
 Institutional Class Shares              Contractual         1.75%  July 1, 2009        February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                         CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF      EXPIRATION
FUND                                      VOLUNTARY    LIMITATION     CURRENT LIMIT           DATE
---------------------------------------  ------------  -----------  ------------------  -----------------
Invesco Constellation Fund
 Class A Shares                          Contractual         2.00%  July 1, 2009        February 28, 2012
 Class B Shares                          Contractual         2.75%  July 1, 2009        February 28, 2012
 Class C Shares                          Contractual         2.75%  July 1, 2009        February 28, 2012
 Class R Shares                          Contractual         2.25%  July 1, 2009        February 28, 2012
 Class Y Shares                          Contractual         1.75%  July 1, 2009        February 28, 2012
Institutional Class Shares               Contractual         1.75%  July 1, 2009        February 28, 2012

Invesco Disciplined Equity Fund
 Class Y Shares                          Contractual         1.75%  July 14, 2009       February 28, 2012
Invesco Diversified Dividend Fund        Contractual         0.95%  July 18, 2011       June 30, 2013
 Class A Shares                          Contractual         1.70%  July 18, 2011       June 30, 2013
 Class B Shares                          Contractual         1.70%  July 18, 2011       June 30, 2013
 Class C Shares                          Contractual         1.20%  July 18, 2011       June 30, 2013
 Class R Shares                          Contractual         0.70%  July 18, 2011       June 30, 2013
 Class Y Shares                          Contractual         0.95%  July 18, 2011       June 30, 2013
 Investor Class Shares                   Contractual         0.70%  July 18, 2011       June 30, 2013
 Institutional Class Shares

Invesco Summit Fund
 Class A Shares                          Contractual         2.00%  July 1, 2009        February 28, 2012
 Class B Shares                          Contractual         2.75%  July 1, 2009        February 28, 2012
 Class C Shares                          Contractual         2.75%  July 1, 2009        February 28, 2012
 Class P Shares                          Contractual         1.85%  July 1, 2009        February 28, 2012
 Class S Shares                          Contractual         1.90%  September 25, 2009  February 28, 2012
 Class Y Shares                          Contractual         1.75%  July 1, 2009        February 28, 2012
Institutional Class Shares               Contractual         1.75%  July 1, 2009        February 28, 2012

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/    EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY    LIMITATION         CURRENT LIMIT         DATE
---------------------------------------   ------------  -----------      -----------------  ---------------
Invesco European Small Company Fund
 Class A Shares                           Contractual         2.25%      July 1, 2009       April 30, 2012
 Class B Shares                           Contractual         3.00%      July 1, 2009       April 30, 2012
 Class C Shares                           Contractual         3.00%      July 1, 2009       April 30, 2012
 Class Y Shares                           Contractual         2.00%      July 1, 2009       April 30, 2012
Invesco Global Core Equity Fund
 Class A Shares                           Contractual         1.25%      May 23, 2011       June 30, 2013
 Class B Shares                           Contractual         1.52%(8)   May 23, 2011       June 30, 2013
 Class C Shares                           Contractual         2.00%      May 23, 2011       June 30, 2013
 Class R Shares                           Contractual         1.50%      May 23, 2011       June 30, 2013
 Class Y Shares                           Contractual         1.00%      May 23, 2011       June 30, 2013
 Institutional Class Shares               Contractual         1.00%      May 23, 2011       June 30, 2013

Invesco International Small Company Fund
 Class A Shares                           Contractual         2.25%      July 1, 2009       April 30, 2012
 Class B Shares                           Contractual         3.00%      July 1, 2009       April 30, 2012
 Class C Shares                           Contractual         3.00%      July 1, 2009       April 30, 2012
 Class Y Shares                           Contractual         2.00%      July 1, 2009       April 30, 2012
 Institutional Class Shares               Contractual         2.00%      July 1, 2009       April 30, 2012

Invesco Small Cap Equity Fund
 Class A Shares                           Contractual         2.00%      July 1, 2009       April 30, 2012
 Class B Shares                           Contractual         2.75%      July 1, 2009       April 30, 2012
 Class C Shares                           Contractual         2.75%      July 1, 2009       April 30, 2012
 Class R Shares                           Contractual         2.25%      July 1, 2009       April 30, 2012
 Class Y Shares                           Contractual         1.75%      July 1, 2009       April 30, 2012
 Institutional Class Shares               Contractual         1.75%      July 1, 2009       April 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                             CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
-------------------------------------------  ------------  -----------  -----------------  --------------
Invesco Balanced-Risk Retirement 2020 Fund(2)
 Class A Shares                              Contractual         0.25%  November 4, 2009   April 30, 2012
 Class A5 Shares                             Contractual         0.25%  February 12, 2010  April 30, 2012
 Class B Shares                              Contractual         1.00%  November 4, 2009   April 30, 2012
 Class C Shares                              Contractual         1.00%  November 4, 2009   April 30, 2012
 Class C5 Shares                             Contractual         1.00%  February 12, 2010  April 30, 2012
 Class R Shares                              Contractual         0.50%  November 4, 2009   April 30, 2012
 Class R5 Shares                             Contractual         0.50%  February 12, 2010  April 30, 2012
 Class Y Shares                              Contractual         0.00%  November 4, 2009   April 30, 2012
 Institutional Class Shares                  Contractual         0.00%  November 4, 2009   April 30, 2012

Invesco Balanced-Risk Retirement 2030 Fund(3)
 Class A Shares                              Contractual         0.25%  November 4, 2009   April 30, 2012
 Class A5 Shares                             Contractual         0.25%  February 12, 2010  April 30, 2012
 Class B Shares                              Contractual         1.00%  November 4, 2009   April 30, 2012
 Class C Shares                              Contractual         1.00%  November 4, 2009   April 30, 2012
 Class C5 Shares                             Contractual         1.00%  February 12, 2010  April 30, 2012
 Class R Shares                              Contractual         0.50%  November 4, 2009   April 30, 2012
 Class R5 Shares                             Contractual         0.50%  February 12, 2010  April 30, 2012
 Class Y Shares                              Contractual         0.00%  November 4, 2009   April 30, 2012
 Institutional Class Shares                  Contractual         0.00%  November 4, 2009   April 30, 2012

Invesco Balanced-Risk Retirement 2040 Fund(4)
 Class A Shares                              Contractual         0.25%  November 4, 2009   April 30, 2012
 Class A5 Shares                             Contractual         0.25%  February 12, 2010  April 30, 2012
 Class B Shares                              Contractual         1.00%  November 4, 2009   April 30, 2012
 Class C Shares                              Contractual         1.00%  November 4, 2009   April 30, 2012
 Class C5 Shares                             Contractual         1.00%  February 12, 2010  April 30, 2012
 Class R Shares                              Contractual         0.50%  November 4, 2009   April 30, 2012
 Class R5 Shares                             Contractual         0.50%  February 12, 2010  April 30, 2012
 Class Y Shares                              Contractual         0.00%  November 4, 2009   April 30, 2012
 Institutional Class Shares                  Contractual         0.00%  November 4, 2009   April 30, 2012


Invesco Balanced-Risk Retirement 2050 Fund(5)
 Class A Shares                              Contractual         0.25%  November 4, 2009   April 30, 2012
 Class A5 Shares                             Contractual         0.25%  February 12, 2010  April 30, 2012
 Class B Shares                              Contractual         1.00%  November 4, 2009   April 30, 2012
 Class C Shares                              Contractual         1.00%  November 4, 2009   April 30, 2012
 Class C5 Shares                             Contractual         1.00%  February 12, 2010  April 30, 2012
 Class R Shares                              Contractual         0.50%  November 4, 2009   April 30, 2012
 Class R5 Shares                             Contractual         0.50%  February 12, 2010  April 30, 2012
 Class Y Shares                              Contractual         0.00%  November 4, 2009   April 30, 2012
 Institutional Class Shares                  Contractual         0.00%  November 4, 2009   April 30, 2012

Invesco Balanced-Risk Retirement Now Fund(6)
 Class A Shares                              Contractual         0.25%  November 4, 2009   June 30, 2012
 Class A5 Shares                             Contractual         0.25%  February 12, 2010  June 30, 2012
 Class B Shares                              Contractual         1.00%  November 4, 2009   June 30, 2012
 Class C Shares                              Contractual         1.00%  November 4, 2009   June 30, 2012
 Class C5 Shares                             Contractual         1.00%  February 12, 2010  June 30, 2012
 Class R Shares                              Contractual         0.50%  November 4, 2009   June 30, 2012
 Class R5 Shares                             Contractual         0.50%  February 12, 2010  June 30, 2012
 Class Y Shares                              Contractual         0.00%  November 4, 2009   June 30, 2012
 Institutional Class Shares                  Contractual         0.00%  November 4, 2009   June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                 CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                              VOLUNTARY    LIMITATION     CURRENT LIMIT          DATE
---------------------------------------------    ------------  -----------  ------------------  --------------
Invesco Convertible Securites Fund*
 Class A Shares                                  Contractual         1.11%  May 23, 2011        June 30, 2012
 Class B Shares                                  Contractual         1.86%  May 23, 2011        June 30, 2012
 Class C Shares                                  Contractual         1.86%  May 23, 2011        June 30, 2012
 Class R Shares                                  Contractual         0.86%  May 23, 2011        June 30, 2012
 Class Y Shares                                  Contractual         0.86%  May 23, 2011        June 30, 2012
 Institutional Class Shares                      Contractual         0.86%  May 23, 2011        June 30, 2012

Invesco Global Equity Fund
 Class A Shares                                  Contractual         2.25%  July 1, 2009        April 30, 2012
 Class B Shares                                  Contractual         3.00%  July 1, 2009        April 30, 2012
 Class C Shares                                  Contractual         3.00%  July 1, 2009        April 30, 2012
 Class R Shares                                  Contractual         2.50%  July 1, 2009        April 30, 2012
 Class Y Shares                                  Contractual         2.00%  July 1, 2009        April 30, 2012
 Institutional Class Shares                      Contractual         2.00%  July 1, 2009        April 30, 2012

Invesco Growth Allocation Fund
 Class A Shares                                  Contractual         0.37%  June 6, 2011        June 30, 2012
 Class B Shares                                  Contractual         1.12%  June 6, 2011        June 30, 2012
 Class C Shares                                  Contractual         1.12%  June 6, 2011        June 30, 2012
 Class R Shares                                  Contractual         0.62%  June 6, 2011        June 30, 2012
 Class S Shares                                  Contractual         0.27%  June 6, 2011        June 30, 2012
 Class Y Shares                                  Contractual         0.12%  June 6, 2011        June 30, 2012
 Institutional Class Shares                      Contractual         0.12%  June 6, 2011        June 30, 2012

Invesco Income Allocation Fund
 Class A Shares                                  Contractual         0.28%  July 1, 2009        April 30, 2012
 Class B Shares                                  Contractual         1.03%  July 1, 2009        April 30, 2012
 Class C Shares                                  Contractual         1.03%  July 1, 2009        April 30, 2012
 Class R Shares                                  Contractual         0.53%  July 1, 2009        April 30, 2012
 Class Y Shares                                  Contractual         0.03%  July 1, 2009        April 30, 2012
 Institutional Class Shares                      Contractual         0.03%  July 1, 2009        April 30, 2012

Invesco International Allocation Fund
 Class A Shares                                  Contractual         0.43%  July 1, 2009        April 30, 2012
 Class B Shares                                  Contractual         1.18%  July 1, 2009        April 30, 2012
 Class C Shares                                  Contractual         1.18%  July 1, 2009        April 30, 2012
 Class R Shares                                  Contractual         0.68%  July 1, 2009        April 30, 2012
 Class Y Shares                                  Contractual         0.18%  July 1, 2009        April 30, 2012
 Institutional Class Shares                      Contractual         0.18%  July 1, 2009        April 30, 2012

Invesco Mid Cap Core Equity Fund
 Class A Shares                                  Contractual         2.00%  July 1, 2009        April 30, 2012
 Class B Shares                                  Contractual         2.75%  July 1, 2009        April 30, 2012
 Class C Shares                                  Contractual         2.75%  July 1, 2009        April 30, 2012
 Class R Shares                                  Contractual         2.25%  July 1, 2009        April 30, 2012
 Class Y Shares                                  Contractual         1.75%  July 1, 2009        April 30, 2012
Institutional Class Shares                       Contractual         1.75%  July 1, 2009        April 30, 2012

Invesco Moderate Allocation Fund
 Class A Shares                                  Contractual         0.37%  July 1, 2009        June 30, 2012
 Class B Shares                                  Contractual         1.12%  July 1, 2009        June 30, 2012
 Class C Shares                                  Contractual         1.12%  July 1, 2009        June 30, 2012
 Class R Shares                                  Contractual         0.62%  July 1, 2009        June 30, 2012
 Class S Shares                                  Contractual         0.27%  September 25, 2009  June 30, 2012
 Class Y Shares                                  Contractual         0.12%  July 1, 2009        June 30, 2012
 Institutional Class Shares                      Contractual         0.12%  July 1, 2009        June 30, 2012

Invesco Moderately Conservative Allocation Fund
 Class A Shares                                  Contractual         0.39%  July 1, 2009        June 30, 2012
 Class B Shares                                  Contractual         1.14%  July 1, 2009        June 30, 2012
 Class C Shares                                  Contractual         1.14%  July 1, 2009        June 30, 2012
 Class R Shares                                  Contractual         0.64%  July 1, 2009        June 30, 2012
 Class S Shares                                  Contractual         0.29%  June 6, 2011        June 30, 2012
 Class Y Shares                                  Contractual         0.14%  July 1, 2009        June 30, 2012
 Institutional Class Shares                      Contractual         0.14%  July 1, 2009        June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                 CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                              VOLUNTARY    LIMITATION     CURRENT LIMIT          DATE
-----------------------------------------------  ------------  -----------  ------------------  --------------
Invesco Small Cap Growth Fund
 Class A Shares                                  Contractual         2.00%  July 1, 2009        April 30, 2012
 Class B Shares                                  Contractual         2.75%  July 1, 2009        April 30, 2012
 Class C Shares                                  Contractual         2.75%  July 1, 2009        April 30, 2012
 Class R Shares                                  Contractual         2.25%  July 1, 2009        April 30, 2012
 Class Y Shares                                  Contractual         1.75%  July 1, 2009        April 30, 2012
 Investor Class Shares                           Contractual         2.00%  July 1, 2009        April 30, 2012
 Institutional Class Shares                      Contractual         1.75%  July 1, 2009        April 30, 2012

Invesco Van Kampen Leaders Fund*
 Class A Shares                                  Contractual         0.50%  February 12, 2010   June 30, 2012
 Class B Shares                                  Contractual         1.25%  February 12, 2010   June 30, 2012
 Class C Shares                                  Contractual         1.25%  February 12, 2010   June 30, 2012
 Class Y Shares                                  Contractual         0.25%  February 12, 2010   June 30, 2012

Invesco Van Kampen U.S. Mortgage Fund*
 Class A Shares                                  Contractual         0.96%  February 12, 2010   June 30, 2012
 Class B Shares                                  Contractual         1.71%  February 12, 2010   June 30, 2012
 Class C Shares                                  Contractual         1.71%  February 12, 2010   June 30, 2012
 Class Y Shares                                  Contractual         0.71%  February 12, 2010   June 30, 2012
 Institutional Class Shares                      Contractual         0.71%  February 12, 2010   June 30, 2012

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF     EXPIRATION
                                            ------------  -----------  -----------------  -----------------
FUND                                         VOLUNTARY    LIMITATION     CURRENT LIMIT          DATE
------------------------------------------  ------------  -----------  -----------------  -----------------
Invesco Asia Pacific Growth Fund
 Class A Shares                             Contractual         2.25%  July 1, 2009       February 28, 2012
 Class B Shares                             Contractual         3.00%  July 1, 2009       February 28, 2012
 Class C Shares                             Contractual         3.00%  July 1, 2009       February 28, 2012
 Class Y Shares                             Contractual         2.00%  July 1, 2009       February 28, 2012
Invesco European Growth Fund
 Class A Shares                             Contractual         2.25%  July 1, 2009       February 28, 2012
 Class B Shares                             Contractual         3.00%  July 1, 2009       February 28, 2012
 Class C Shares                             Contractual         3.00%  July 1, 2009       February 28, 2012
 Class R Shares                             Contractual         2.50%  July 1, 2009       February 28, 2012
 Class Y Shares                             Contractual         2.00%  July 1, 2009       February 28, 2012
 Investor Class Shares                      Contractual         2.25%  July 1, 2009       February 28, 2012
Invesco Global Growth Fund
 Class A Shares                             Contractual         2.25%  May 23, 2011       February 28, 2012
 Class B Shares                             Contractual         3.00%  May 23, 2011       February 28, 2012
 Class C Shares                             Contractual         3.00%  May 23, 2011       February 28, 2012
 Class Y Shares                             Contractual         2.00%  May 23, 2011       February 28, 2012
Institutional Class Shares                  Contractual         2.00%  May 23, 2011       February 28, 2012
Invesco Global Small & Mid Cap Growth Fund
 Class A Shares                             Contractual         2.25%  July 1, 2009       February 28, 2012
 Class B Shares                             Contractual         3.00%  July 1, 2009       February 28, 2012
 Class C Shares                             Contractual         3.00%  July 1, 2009       February 28, 2012
 Class Y Shares                             Contractual         2.00%  July 1, 2009       February 28, 2012
 Institutional Class Shares                 Contractual         2.00%  July 1, 2009       February 28, 2012

Invesco International Core Equity Fund
 Class A Shares                             Contractual         2.25%  July 1, 2009       February 28, 2012
 Class B Shares                             Contractual         3.00%  July 1, 2009       February 28, 2012
 Class C Shares                             Contractual         3.00%  July 1, 2009       February 28, 2012
 Class R Shares                             Contractual         2.50%  July 1, 2009       February 28, 2012
 Class Y Shares                             Contractual         2.00%  July 1, 2009       February 28, 2012
 Investor Class Shares                      Contractual         2.25%  July 1, 2009       February 28, 2012
 Institutional Class Shares                 Contractual         2.00%  July 1, 2009       February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                            CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY    LIMITATION     CURRENT LIMIT          DATE
------------------------------------------  ------------  -----------  -----------------  -----------------
Invesco International Growth Fund
 Class A Shares                             Contractual         1.40%  May 23, 2011       June 30, 2013
 Class B Shares                             Contractual         2.15%  May 23, 2011       June 30, 2013
 Class C Shares                             Contractual         2.15%  May 23, 2011       June 30, 2013
 Class R Shares                             Contractual         1.65%  May 23, 2011       June 30, 2013
 Class Y Shares                             Contractual         1.15%  May 23, 2011       June 30, 2013
Institutional Class Shares                  Contractual         1.15%  May 23, 2011       June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                           CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                        VOLUNTARY    LIMITATION     CURRENT LIMIT          DATE
---------------------------------------------------------  ------------  -----------  -----------------  -----------------
Invesco Balanced-Risk Allocation Fund(7)
 Class A Shares                                            Contractual         1.04%  November 4, 2009   February 28, 2012
 Class B Shares                                            Contractual         1.79%  November 4, 2009   February 28, 2012
 Class C Shares                                            Contractual         1.79%  November 4, 2009   February 28, 2012
 Class R Shares                                            Contractual         1.29%  November 4, 2009   February 28, 2012
 Class Y Shares                                            Contractual         0.79%  November 4, 2009   February 28, 2012
 Institutional Class Shares                                Contractual         0.79%  November 4, 2009   February 28, 2012

Invesco Balanced-Risk Commodity Strategy Fund(10)
 Class A Shares                                            Contractual         1.22%  November 29, 2010  February 28, 2012
 Class B Shares                                            Contractual         1.97%  November 29, 2010  February 28, 2012
 Class C Shares                                            Contractual         1.97%  November 29, 2010  February 28, 2012
 Class R Shares                                            Contractual         1.47%  November 29, 2010  February 28, 2012
 Class Y Shares                                            Contractual         0.97%  November 29, 2010  February 28, 2012
 Institutional Class Shares                                Contractual         0.97%  November 29, 2010  February 28, 2012

Invesco China Fund
 Class A Shares                                            Contractual         2.25%  July 1, 2009       February 28, 2012
 Class B Shares                                            Contractual         3.00%  July 1, 2009       February 28, 2012
 Class C Shares                                            Contractual         3.00%  July 1, 2009       February 28, 2012
 Class Y Shares                                            Contractual         2.00%  July 1, 2009       February 28, 2012
 Institutional Class Shares                                Contractual         2.00%  July 1, 2009       February 28, 2012

Invesco Commodities Strategy Fund*11
 Class A Shares                                            Contractual         1.25%  February 12, 2010  June 30, 2012
 Class B Shares                                            Contractual         2.00%  February 12, 2010  June 30, 2012
 Class C Shares                                            Contractual         2.00%  February 12, 2010  June 30, 2012
 Class R Shares                                            Contractual         1.50%  February 12, 2010  June 30, 2012
 Class Y Shares                                            Contractual         1.00%  February 12, 2010  June 30, 2012
 Institutional Class Shares                                Contractual         1.00%  February 12, 2010  June 30, 2012

Invesco Developing Markets Fund
 Class A Shares                                            Contractual         2.10%  May 23, 2011       June 30, 2012
 Class B Shares                                            Contractual         2.85%  May 23, 2011       June 30, 2012
 Class C Shares                                            Contractual         2.85%  May 23, 2011       June 30, 2012
 Class Y Shares                                            Contractual         1.85%  May 23, 2011       June 30, 2012
 Institutional Class Shares                                Contractual         1.85%  May 23, 2011       June 30, 2012

Invesco Emerging Markets Equity Fund
 Class A Shares                                            Contractual         1.85%  May 11, 2011       June 30, 2012
 Class C Shares                                            Contractual         2.60%  May 11, 2011       June 30, 2012
 Class R Shares                                            Contractual         2.10%  May 11, 2011       June 30, 2012
 Class Y Shares                                            Contractual         1.60%  May 11, 2011       June 30, 2012
 Institutional Class Shares                                Contractual         1.60%  May 11, 2011       June 30, 2012

Invesco Emerging Market Local Currency Debt Fund
 Class A Shares                                            Contractual         1.24%  June 14, 2010      February 28, 2012
 Class B Shares                                            Contractual         1.99%  June 14, 2010      February 28, 2012
 Class C Shares                                            Contractual         1.99%  June 14, 2010      February 28, 2012
 Class R Shares                                            Contractual         1.49%  June 14, 2010      February 28, 2012
 Class Y Shares                                            Contractual         0.99%  June 14, 2010      February 28, 2012
 Institutional Class Shares                                Contractual         0.99%  June 14, 2010      February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                           CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                                        VOLUNTARY    LIMITATION     CURRENT LIMIT          DATE
---------------------------------------------------------  ------------  -----------  -----------------  -----------------
Invesco Endeavor Fund
 Class A Shares                                            Contractual         2.00%  July 1, 2009       February 28, 2012
 Class B Shares                                            Contractual         2.75%  July 1, 2009       February 28, 2012
 Class C Shares                                            Contractual         2.75%  July 1, 2009       February 28, 2012
 Class R Shares                                            Contractual         2.25%  July 1, 2009       February 28, 2012
 Class Y Shares                                            Contractual         1.75%  July 1, 2009       February 28, 2012
 Institutional Class Shares                                Contractual         1.75%  July 1, 2009       February 28, 2012

Invesco Global Advantage Fund*
 Class A Shares                                            Contractual         1.41%  February 12, 2010  June 30, 2012
 Class B Shares                                            Contractual         2.16%  February 12, 2010  June 30, 2012
 Class C Shares                                            Contractual         2.16%  February 12, 2010  June 30, 2012
 Class Y Shares                                            Contractual         1.16%  February 12, 2010  June 30, 2012

Invesco Global Health Care Fund
 Class A Shares                                            Contractual         1.65%  May 23, 2011       June 30, 2012
 Class B Shares                                            Contractual         2.40%  May 23, 2011       June 30, 2012
 Class C Shares                                            Contractual         2.40%  May 23, 2011       June 30, 2012
 Class Y Shares                                            Contractual         1.40%  May 23, 2011       June 30, 2012
 Investor Class Shares                                     Contractual         1.65%  May 23, 2011       June 30, 2012

Invesco International Total Return Fund
 Class A Shares                                            Contractual         1.10%  March 31, 2006     February 28, 2012
 Class B Shares                                            Contractual         1.85%  March 31, 2006     February 28, 2012
 Class C Shares                                            Contractual         1.85%  March 31, 2006     February 28, 2012
 Class Y Shares                                            Contractual         0.85%  October 3, 2008    February 28, 2012
 Institutional Class Shares                                Contractual         0.85%  March 31, 2006     February 28, 2012

Invesco Pacific Growth Fund*
 Class A Shares                                            Contractual         1.88%  February 12, 2010  June 30, 2012
 Class B Shares                                            Contractual         2.63%  February 12, 2010  June 30, 2012
 Class C Shares                                            Contractual         2.63%  February 12, 2010  June 30, 2012
 Class R Shares                                            Contractual         2.13%  February 12, 2010  June 30, 2012
 Class Y Shares                                            Contractual         1.63%  February 12, 2010  June 30, 2012
 Institutional Class Shares                                Contractual         1.63%  May 23, 2011       June 30, 2012

Invesco Small Companies Fund
 Class A Shares                                            Contractual         2.00%  July 1, 2009       February 28, 2012
 Class B Shares                                            Contractual         2.75%  July 1, 2009       February 28, 2012
 Class C Shares                                            Contractual         2.75%  July 1, 2009       February 28, 2012
 Class R Shares                                            Contractual         2.25%  July 1, 2009       February 28, 2012
 Class Y Shares                                            Contractual         1.75%  July 1, 2009       February 28, 2012
 Institutional Class Shares                                Contractual         1.75%  July 1, 2009       February 28, 2012

Invesco Van Kampen Global Tactical Asset Allocation Fund*
 Class A Shares                                            Contractual         1.20%  February 12, 2010  June 30, 2012
 Class B Shares                                            Contractual         1.95%  February 12, 2010  June 30, 2012
 Class C Shares                                            Contractual         1.95%  February 12, 2010  June 30, 2012
 Class R Shares                                            Contractual         1.45%  February 12, 2010  June 30, 2012
 Class Y Shares                                            Contractual         0.95%  February 12, 2010  June 30, 2012
 Institutional Class Shares                                Contractual         0.95%  February 12, 2010  June 30, 2012

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                         CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
---------------------------------------  ------------  -----------  -----------------  -------------
Invesco Dynamics Fund
 Class A Shares                          Contractual         2.00%  July 1, 2009       June 30, 2012
 Class B Shares                          Contractual         2.75%  July 1, 2009       June 30, 2012
 Class C Shares                          Contractual         2.75%  July 1, 2009       June 30, 2012
 Class R Shares                          Contractual         2.25%  July 1, 2009       June 30, 2012
 Class Y Shares                          Contractual         1.75%  July 1, 2009       June 30, 2012
 Investor Class Shares                   Contractual         2.00%  July 1, 2009       June 30, 2012
 Institutional Class Shares              Contractual         1.75%  July 1, 2009       June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                         CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                      VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
---------------------------------------  ------------  -----------  -----------------  -------------
Invesco Global Real Estate Fund
 Class A Shares                          Contractual       2.00%    July 1, 2009       June 30, 2012
 Class B Shares                          Contractual       2.75%    July 1, 2009       June 30, 2012
 Class C Shares                          Contractual       2.75%    July 1, 2009       June 30, 2012
 Class R Shares                          Contractual       2.25%    July 1, 2009       June 30, 2012
 Class Y Shares                          Contractual       1.75%    July 1, 2009       June 30, 2012
 Institutional Class Shares              Contractual       1.75%    July 1, 2009       June 30, 2012

Invesco High Yield Fund
 Class A Shares                          Contractual       0.89%    June 6, 2011       June 30, 2013
 Class B Shares                          Contractual       1.64%    June 6, 2011       June 30, 2013
 Class C Shares                          Contractual       1.64%    June 6, 2011       June 30, 2013
 Class Y Shares                          Contractual       0.64%    June 6, 2011       June 30, 2013
 Investor Class Shares                   Contractual       0.89%    June 6, 2011       June 30, 2013
 Institutional Class Shares              Contractual       0.64%    June 6, 2011       June 30, 2013

Invesco High Yield Securities Fund*
 Class A Shares                          Contractual       2.13%    February 12, 2010  June 30, 2012
 Class B Shares                          Contractual       2.63%    February 12, 2010  June 30, 2012
 Class C Shares                          Contractual       2.73%    February 12, 2010  June 30, 2012
 Class Y Shares                          Contractual       1.88%    February 12, 2010  June 30, 2012

Invesco Municipal Bond Fund
 Class A Shares                          Contractual       0.70%    July 1, 2011       June 30, 2012
 Class B Shares                          Contractual       1.45%    July 1, 2011       June 30, 2012
 Class C Shares                          Contractual       1.45%    July 1, 2011       June 30, 2012
 Class Y Shares                          Contractual       0.45%    July 1, 2011       June 30, 2012
 Investor Class Shares                   Contractual       0.70%    July 1, 2011       June 30, 2012

Invesco Real Estate Fund
 Class A Shares                          Contractual       1.55%    May 23, 2011       June 30, 2012
 Class B Shares                          Contractual       2.30%    May 23, 2011       June 30, 2012
 Class C Shares                          Contractual       2.30%    May 23, 2011       June 30, 2012
 Class R Shares                          Contractual       1.80%    May 23, 2011       June 30, 2012
 Class Y Shares                          Contractual       1.30%    May 23, 2011       June 30, 2012
 Investor Class Shares                   Contractual       1.55%    May 23, 2011       June 30, 2012
 Institutional Class Shares              Contractual       1.30%    May 23, 2011       June 30, 2012

Invesco Short Term Bond Fund
 Class A Shares                          Contractual       0.56%    June 6, 2011       June 30, 2013
 Class C Shares                          Contractual       0.91%(8) March 4, 2009      June 30, 2013
 Class R Shares                          Contractual       0.91%    March 4, 2009      June 30, 2013
 Class Y Shares                          Contractual       0.41%    March 4, 2009      June 30, 2013
 Institutional Class Shares              Contractual       0.41%    March 4, 2009      June 30, 2013

Invesco U.S. Government Fund
 Class A Shares                          Contractual       1.03%    June 6, 2011       June 30, 2012
 Class B Shares                          Contractual       1.78%    June 6, 2011       June 30, 2012
 Class C Shares                          Contractual       1.78%    June 6, 2011       June 30, 2012
 Class R Shares                          Contractual       1.28%    June 6, 2011       June 30, 2012
 Class Y Shares                          Contractual       0.78%    June 6, 2011       June 30, 2012
 Investor Class Shares                   Contractual       1.03%    June 6, 2011       June 30, 2012
 Institutional Class Shares              Contractual       0.78%    June 6, 3011       June 30, 2012

Invesco Van Kampen Corporate Bond Fund*
 Class A Shares                          Contractual       0.95%    February 12, 2010  June 30, 2012
 Class B Shares                          Contractual       1.29%(8) June 6, 2011       June 30, 2012
 Class C Shares                          Contractual       1.65%(8) June 6, 2011       June 30, 2012
 Class R Shares                          Contractual       1.20%    June 6, 2011       June 30, 2012
 Class Y Shares                          Contractual       0.70%    February 12, 2010  June 30, 2012
 Institutional Class Shares              Contractual       0.70%    February 12, 2010  June 30, 2012

See page 14 for footnotes to Exhibit A
                                                             as of July 18, 2011

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                          CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----------------------------------------  ------------  -----------  -----------------  ---------------
Invesco Energy Fund
 Class A Shares                           Contractual         2.00%     July 1, 2009       August 31, 2012
 Class B Shares                           Contractual         2.75%     July 1, 2009       August 31, 2012
 Class C Shares                           Contractual         2.75%     July 1, 2009       August 31, 2012
 Class Y Shares                           Contractual         1.75%     July 1, 2009       August 31, 2012
 Investor Class Shares                    Contractual         2.00%     July 1, 2009       August 31, 2012
 Institutional Class Shares               Contractual         1.75%     July 1, 2009       August 31, 2012

Invesco Gold & Precious Metals Fund
 Class A Shares                           Contractual         2.00%     July 1, 2009       August 31, 2012
 Class B Shares                           Contractual         2.75%     July 1, 2009       August 31, 2012
 Class C Shares                           Contractual         2.75%     July 1, 2009       August 31, 2012
 Class Y Shares                           Contractual         1.75%     July 1, 2009       August 31, 2012
 Investor Class Shares                    Contractual         2.00%     July 1, 2009       August 31, 2012

Invesco Leisure Fund
 Class A Shares                           Contractual         2.00%     July 1, 2009       August 31, 2012
 Class B Shares                           Contractual         2.75%     July 1, 2009       August 31, 2012
 Class C Shares                           Contractual         2.75%     July 1, 2009       August 31, 2012
 Class R Shares                           Contractual         2.25%     July 1, 2009       August 31, 2012
 Class Y Shares                           Contractual         1.75%     July 1, 2009       August 31, 2012
 Investor Class Shares                    Contractual         2.00%     July 1, 2009       August 31, 2012

Invesco Technology Fund
 Class A Shares                           Contractual         1.76%     May 23, 2011       June 30, 2012
 Class B Shares                           Contractual         2.51%     May 23, 2011       June 30, 2012
 Class C Shares                           Contractual         2.51%     May 23, 2011       June 30, 2012
 Class Y Shares                           Contractual         1.51%     May 23, 2011       June 30, 2012
 Investor Class Shares                    Contractual         1.76%     May 23, 2011       June 30, 2012
 Institutional Class Shares               Contractual         1.51%     May 23, 2011       June 30, 2012

Invesco Technology Sector Fund*
 Class A Shares                           Contractual         2.00%     February 12, 2010  June 30, 2012
 Class B Shares                           Contractual         2.75%     February 12, 2010  June 30, 2012
 Class C Shares                           Contractual         2.75%     February 12, 2010  June 30, 2012
 Class Y Shares                           Contractual         1.75%     February 12, 2010  June 30, 2012

Invesco U.S. Mid Cap Value Fund*
 Class A Shares                           Contractual         1.27%     February 12, 2010  June 30, 2012
 Class B Shares                           Contractual         2.02%     February 12, 2010  June 30, 2012
 Class C Shares                           Contractual         2.02%     February 12, 2010  June 30, 2012
 Class Y Shares                           Contractual         1.02%     February 12, 2010  June 30, 2012

Invesco Utilities Fund
 Class A Shares                           Contractual         1.32%     May 23, 2011       June 30, 2013
 Class B Shares                           Contractual         2.07%     May 23, 2011       June 30, 2013
 Class C Shares                           Contractual         2.07%     May 23, 2011       June 30, 2013
 Class Y Shares                           Contractual         1.07%     May 23, 2011       June 30, 2013
 Investor Class Shares                    Contractual         1.32%     May 23, 2011       June 30, 2013
 Institutional Class Shares               Contractual         1.07%     May 23, 2011       June 30, 2013

Invesco Value Fund*
 Class A Shares                           Contractual         1.25%     February 12, 2010  June 30, 2012
 Class B Shares                           Contractual         2.00%     February 12, 2010  June 30, 2012
 Class C Shares                           Contractual         2.00%     February 12, 2010  June 30, 2012
 Class Y Shares                           Contractual         1.00%     February 12, 2010  June 30, 2012

Invesco Van Kampen American Value Fund*
 Class A Shares                           Contractual         1.41%     February 12, 2010  June 30, 2012
 Class B Shares                           Contractual         1.65%(8)  May      23, 2011  June 30, 2012
 Class C Shares                           Contractual         2.16%     February 12, 2010  June 30, 2012
 Class R Shares                           Contractual         1.66%     February 12, 2010  June 30, 2012
 Class Y Shares                           Contractual         1.16%     February 12, 2010  June 30, 2012
 Institutional Class Shares               Contractual         1.16%     February 12, 2010  June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                          CONTRACTUAL/    EXPENSE      EFFECTIVE DATE OF    EXPIRATION
FUND                                       VOLUNTARY    LIMITATION       CURRENT LIMIT         DATE
----------------------------------------  ------------  -----------    -----------------   ---------------
Invesco Van Kampen Comstock Fund*
 Class A Shares
 Class B Shares                           Contractual         0.89%     February 12, 2010  June 30, 2012
 Class C Shares                           Contractual         1.64%     February 12, 2010  June 30, 2012
 Class R Shares                           Contractual         1.64%     February 12, 2010  June 30, 2012
 Class Y Shares                           Contractual         1.14%     February 12, 2010  June 30, 2012
 Institutional Class Shares               Contractual         0.64%     February 12, 2010  June 30, 2012
                                          Contractual         0.64%     February 12, 2010  June 30, 2012
Invesco Van Kampen Mid Cap Growth Fund*
 Class A Shares
 Class B Shares                           Contractual         1.40%     February 12, 2010  June 30, 2012
 Class C Shares                           Contractual         2.15%     February 12, 2010  June 30, 2012
 Class R Shares                           Contractual         2.15%     February 12, 2010  June 30, 2012
 Class Y Shares                           Contractual         1.65%     February 12, 2010  June 30, 2012
 Institutional Class Shares               Contractual         1.15%     February 12, 2010  June 30, 2012
                                          Contractual         1.15%     February 12, 2010  June 30, 2012
Invesco Van Kampen Small Cap Value Fund*
 Class A Shares
 Class B Shares                           Contractual         1.03%     May 23, 2011       June 30, 2012
 Class C Shares                           Contractual         1.40%(8)  May 23, 2011       June 30, 2012
 Class Y Shares                           Contractual         1.78%     May 23, 2011       June 30, 2012
                                          Contractual         0.78%     May 23, 2011       June 30, 2012
Van Kampen Value Opportunities Fund*
 Class A Shares
 Class B Shares                           Contractual         1.41%     February 12, 2010  June 30, 2012
 Class C Shares                           Contractual         2.16%     February 12, 2010  June 30, 2012
 Class R Shares                           Contractual         2.16%     February 12, 2010  June 30, 2012
 Class Y Shares                           Contractual         1.66%     May 23, 2011       June 30, 2012
 Institutional Class Shares               Contractual         1.16%     February 12, 2010  June 30, 2012
                                          Contractual         1.16%     May 23, 2011       June 30, 2012

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                             CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                          VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-----------------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco High Income Municipal Fund
 Class A Shares                                              Voluntary           0.85%  July 1, 2011       N/A{9}
 Class B Shares                                              Voluntary           1.60%  July 1, 2011       N/A{9}
 Class C Shares                                              Voluntary           1.60%  July 1, 2011       N/A{9}
 Class Y Shares                                              Voluntary           0.60%  July 1, 2011       N/A{9}
 Institutional Class Shares                                  Voluntary           0.60%  July 1, 2011       N/A{9}

Invesco Van Kampen High Yield Municipal Fund*
 Class A Shares                                              Contractual         0.87%  February 12, 2010  June 30, 2012
 Class B Shares                                              Contractual         1.62%  February 12, 2010  June 30, 2012
 Class C Shares                                              Contractual         1.62%  February 12, 2010  June 30, 2012
 Class Y Shares                                              Contractual         0.62%  February 12, 2010  June 30, 2012

Invesco Van Kampen Intermediate Term Municipal Income Fund*
 Class A Shares                                              Contractual         0.75%  June 6, 2011       June 30, 2013
 Class B Shares                                              Contractual         1.50%  June 6, 2011       June 30, 2013
 Class C Shares                                              Contractual         1.50%  June 6, 2011       June 30, 2013
 Class Y Shares                                               Contractual         0.50%  June 6, 2011       June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                             as of July 18, 2011

                                                             CONTRACTUAL/    EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                                          VOLUNTARY    LIMITATION     CURRENT LIMIT        DATE
-----------------------------------------------------------  ------------  -----------  -----------------  -------------
Invesco Van Kampen Municipal Income Fund*
 Class A Shares
 Class B Shares                                              Contractual         0.83%  June 6, 2011       June 30, 2013
 Class C Shares                                              Contractual         1.58%  June 6, 2011       June 30, 2013
 Class Y Shares                                              Contractual         1.58%  June 6, 2011       June 30, 2013
                                                             Contractual         0.58%  June 6, 2011       June 30, 2013

Invesco Van Kampen New York Tax Free Income Fund*
 Class A Shares
 Class B Shares                                              Contractual         0.78%  February 12, 2010  June 30, 2012
 Class C Shares                                              Contractual         1.53%  February 12, 2010  June 30, 2012
 Class Y Shares                                              Contractual         1.53%  February 12, 2010  June 30, 2012
                                                             Contractual         0.53%  February 12, 2010  June 30, 2012

----------
1 The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

2 In addition upon closing of a reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

3 In addition upon closing of a reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

4 In addition upon closing of a reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

5 In addition upon closing of a reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

6 In addition upon closing of a reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

7 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd. 8 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

9 Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

10 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

11 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                             as of July 18, 2011

               EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)

                          SHORT-TERM INVESTMENTS TRUST

FUND                               CONTRACTUAL/     EXPENSE             EFFECTIVE DATE OF    EXPIRATION
                                    VOLUNTARY        LIMITATION         CURRENT LIMIT        DATE
---------------------------------  ------------      -----------        ----------------     -----------------
Government & Agency Portfolio
 Cash Management Class             Contractual       0.22%(2)           July 1, 2009         December 31, 2011
 Corporate Class                   Contractual       0.17%              July 1, 2009         December 31, 2011
 Institutional Class               Contractual       0.14%              July 1, 2009         December 31, 2011
 Personal Investment Class         Contractual       0.69%(2)           July 1, 2009         December 31, 2011
 Private Investment Class          Contractual       0.44%(2)           July 1, 2009         December 31, 2011
 Reserve Class                     Contractual       1.01%(2)           July 1, 2009         December 31, 2011
 Resource Class                    Contractual       0.30%(2)           July 1, 2009         December 31, 2011

Government TaxAdvantage Portfolio
 Cash Management Class
 Corporate Class                   Contractual       0.22%(2)           July 1, 2009         December 31, 2011
 Institutional Class               Contractual       0.17%              July 1, 2009         December 31, 2011
 Personal Investment Class         Contractual       0.14%              July 1, 2009         December 31, 2011
 Private Investment Class          Contractual       0.69%(2)           July 1, 2009         December 31, 2011
 Reserve Class                     Contractual       0.39%(2)           July 1, 2009         December 31, 2011
 Resource Class                    Contractual       1.01%(2)           July 1, 2009         December 31, 2011
                                   Contractual       0.30%(2)           July 1, 2009         December 31, 2011
Liquid Assets Portfolio
 Cash Management Class             Contractual       0.22%(2)           July 1, 2009         December 31, 2011
 Corporate Class                   Contractual       0.17%              July 1, 2009         December 31, 2011
 Institutional Class               Contractual       0.14%              July 1, 2009         December 31, 2011
 Personal Investment Class         Contractual       0.69%(2)           July 1, 2009         December 31, 2011
 Private Investment Class          Contractual       0.44%(2)           July 1, 2009         December 31, 2011
 Reserve Class                     Contractual       1.01%(2)           July 1, 2009         December 31, 2011
 Resource Class                    Contractual       0.34%              July 1, 2009         December 31, 2011

STIC Prime Portfolio
 Cash Management Class             Contractual       0.22%(2)           July 1, 2009         December 31, 2011
 Corporate Class                   Contractual       0.17%              July 1, 2009         December 31, 2011
 Institutional Class               Contractual       0.14%              July 1, 2009         December 31, 2011
 Personal Investment Class         Contractual       0.69%(2)           July 1, 2009         December 31, 2011
 Private Investment Class          Contractual       0.44%(2)           July 1, 2009         December 31, 2011
 Reserve Class                     Contractual       1.01%(2)           July 1, 2009         December 31, 2011
 Resource Class                    Contractual       0.30%(2)           July 1, 2009         December 31, 2011

Tax-Free Cash Reserve Portfolio(3)
 Cash Management Class             Contractual       0.33%(2)           July 1, 2009         December 31, 2011
 Corporate Class                   Contractual       0.28%              July 1, 2009         December 31, 2011
 Institutional Class               Contractual       0.25%              July 1, 2009         December 31, 2011
 Personal Investment Class         Contractual       0.80%(2)           July 1, 2009         December 31, 2011
 Private Investment Class          Contractual       0.50%(2)           July 1, 2009         December 31, 2011
 Reserve Class                     Contractual       1.12%(2)           July 1, 2009         December 31, 2011
 Resource Class                    Contractual       0.41%(2)           July 1, 2009         December 31, 2011

Treasury Portfolio(3)
 Cash Management Class             Contractual       0.22%(2)           July 1, 2009         December 31, 2011
 Corporate Class                   Contractual       0.17%              July 1, 2009         December 31, 2011
 Institutional Class               Contractual       0.14%              July 1, 2009         December 31, 2011
 Personal Investment Class         Contractual       0.69%(2)           July 1, 2009         December 31, 2011
 Private Investment Class          Contractual       0.44%(2)           July 1, 2009         December 31, 2011
 Reserve Class                     Contractual       1.01%(2)           July 1, 2009         December 31, 2011
 Resource Class                    Contractual       0.30%(2)           July 1, 2009         December 31, 2011

----------
1 The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
2 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
3 The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                             as of July 18, 2011

                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                            CONTRACTUAL/      EXPENSE           EFFECTIVE DATE OF         EXPIRATION
FUND                                         VOLUNTARY        LIMITATION        CURRENT LIMIT             DATE
------------------------------------------  ------------      -----------       ---------------------     --------------
Invesco V.I. Balanced-Risk Allocation Fund
Series I Shares
                                             Contractual      0.70%             December 22, 2010         June 30, 2013

Series II Shares                             Contractual      0.95%             December 22, 2010         June 30, 2013

Invesco V.I. Basic Value Fund
 Series I Shares                             Contractual      1.30%             January 1, 2005          April 30, 2012

 Series II Shares                            Contractual      1.45%             January 1, 2005          April 30, 2012

Invesco V.I. Capital Appreciation Fund
 Series I Shares
                                             Contractual      1.30%             January 1, 2005          April 30, 2012

 Series II Shares                            Contractual      1.45%             January 1, 2005          April 30, 2012

Invesco V.I. Capital Development Fund
 Series I Shares
                                             Contractual      1.30%             January 1, 2005          June 30, 2012

 Series II Shares                            Contractual      1.45%             January 1, 2005          June 30, 2012

Invesco V.I. Core Equity Fund
 Series I Shares                             Contractual      1.30%             January 1, 2005          April 30, 2012

 Series II Shares                            Contractual      1.45%             January 1, 2005          April 30, 2012

Invesco V.I. Diversified Income Fund
 Series I Shares
                                             Contractual      0.75%              July 1, 2005            April 30, 2012

 Series II Shares                            Contractual      1.00%              July 1, 2005            April 30, 2012

Invesco V.I. Dividend Growth Fund*
 Series I Shares                             Contractual      0.67%            February 12, 2010         June 30, 2012

Series II Shares                             Contractual      0.92%            February 12, 2010         June 30, 2012
Invesco V.I. Global Health Care Fund
 Series I Shares
                                             Contractual      1.30%             April 30, 2004           April 30, 2012

 Series II Shares                            Contractual      1.45%             April 30, 2004           April 30, 2012

Invesco V.I. Global Real Estate Fund
 Series I Shares
                                             Contractual      1.30%             April 30, 2004           April 30, 2012

 Series II Shares                            Contractual      1.45%             April 30, 2004           April 30, 2012

Invesco V.I. Government Securities Fund
 Series I Shares
                                             Contractual      0.60%               May 2, 2011            June 30, 2012

 Series II Shares                            Contractual      0.85%               May 2, 2011            June 30, 2012

----------
1 Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd. as of July 18, 2011
                                                             as of July 18, 2011

                                            CONTRACTUAL/          EXPENSE          EFFECTIVE DATE OF         EXPIRATION
FUND                                         VOLUNTARY            LIMITATION       CURRENT LIMIT             DATE
------------------------------------------  ------------          -----------      ---------------------     --------------
Invesco V.I. High Yield Fund                Contractual           0.80%            May 2, 2011               June 30, 2013
 Series II Shares

 Series II Shares                           Contractual            1.05%           May 2, 2011              June 30, 2013

Invesco V.I. High Yield Securities Fund*
 Series I Shares
                                            Contractual           1.75%            February 12, 2010        June 30, 2012
 Series II Shares                           Contractual            2.00%           February 12, 2010        June 30, 2012

Invesco V.I. International Growth Fund
 Series I Shares
                                            Contractual           1.11%            May 2, 2011              June 30, 2012

 Series II Shares                           Contractual            1.36%           May 2, 2011              June 30, 2012

Invesco V.I. Leisure Fund
 Series I Shares                            Contractual            1.01%           April 30, 2004           April 30, 2012

 Series II Shares                           Contractual            1.26%           April 30, 2004           April 30, 2012

Invesco V.I. Mid Cap Core Equity Fund
 Series I Shares
                                            Contractual           1.30%            September 10, 2001       April 30, 2012
 Series II Shares                           Contractual            1.45%           September 10, 2001       April 30, 2012

Invesco V.I. Money Market Fund
 Series I Shares                            Contractual            1.30%           January 1, 2005         April 30, 2012

 Series II Shares                           Contractual            1.45%           January 1, 2005         April 30, 2012


Invesco V.I. S&P 500 Index Fund*
 Series I Shares                            Contractual            0.28%           February 12, 2010        June 30, 2012

 Series II Shares                           Contractual            0.53%           February 12, 2010        June 30, 2012

Invesco V.I. Select Dimensions
Equally-Weighted S&P 500 Fund*
 Series I Shares
                                            Contractual           0.37%            February 12, 2010        June 30, 2012
 Series II Shares                           Contractual            0.62%           February 12, 2010        June 30, 2012

Invesco V.I. Small Cap Equity Fund
 Series I Shares                            Contractual            1.15%           July 1, 2005             April 30, 2012
 Series II Shares                           Contractual            1.40%           July 1, 2005             April 30, 2012

Invesco V.I. Technology Fund
 Series I Shares                            Contractual            1.30%           April 30, 2004           April 30, 2012

 Series II Shares                           Contractual            1.45%           April 30, 2004           April 30, 2012

Invesco V.I. Utilities Fund
 Series I Shares                            Contractual            0.93%           September 23, 2005       April 30, 2012


 Series II Shares                           Contractual            1.18%           September 23, 2005       April 30, 2012

Invesco Van Kampen V.I. Capital
Growth Fund*
 Series I Shares
                                            Contractual           0.84%            February 12, 2010        June 30, 2012

                                                             as of July 18, 2011

                                             CONTRACTUAL/        EXPENSE      EFFECTIVE DATE OF  EXPIRATION
FUND                                         VOLUNTARY           LIMITATION   CURRENT LIMIT      DATE
------------------------------------          ------------       -----------  --------------     --------------
Series II Shares                             Contractual         1.09%        February 12, 2010  June 30, 2012

Invesco Van Kampen V.I.
Comstock Fund*
Series I Shares
                                             Contractual         0.62%        February 12, 2010  June 30, 2012
Series II Shares                             Contractual         0.87%        February 12, 2010  June 30, 2012

Invesco Van Kampen V.I.
Equity and Income Fund*
Series I Shares
                                             Contractual         0.70%        February 12, 2010  June 30, 2012
Series II Shares                             Contractual        0.75%2        February 12, 2010  June 30, 2012

Invesco Van Kampen V.I.
Global Value Equity Fund*
Series I Shares
                                             Contractual         0.94%        May 2, 2011        June 30, 2012
Series II Shares                             Contractual         1.19%        May 2, 2011        June 30, 2012

Invesco Van Kampen V.I.
Growth and Income Fund*
Series I Shares
                                             Contractual         0.62%        February 12, 2010  June 30, 2012
Series II Shares                             Contractual         0.87%        February 12, 2010  June 30, 2012

Invesco Van Kampen V.I.
Mid Cap Growth Fund*
Series I Shares
                                             Contractual         1.01%        February 12, 2010  June 30, 2012
Series II Shares                             Contractual         1.26%        February 12, 2010  June 30, 2012

Invesco Van Kampen V.I.
Mid Cap Value Fund*
Series I Shares
                                             Contractual         1.18%        February 12, 2010  June 30, 2012
Series II Shares                             Contractual         1.28%(2)     February 12, 2010  June 30, 2012

----------
2 The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                             as of July 18, 2011

                        EXHIBIT "D" - CLOSED-END FUNDS1

               INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                           CONTRACTUAL/         EXPENSE        EFFECTIVE DATE OF        EXPIRATION
FUND                                         VOLUNTARY         LIMITATION       CURRENT LIMIT             DATE
------------------------------------       -------------      ------------     ------------------       -------------
Invesco California Insured Municipal
Income Trust                               Contractual           0.67%            June 1, 2010          June 30, 2012

                INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                           CONTRACTUAL/         EXPENSE         EFFECTIVE DATE OF        EXPIRATION
FUND                                         VOLUNTARY        LIMITATION          CURRENT LIMIT             DATE
------------------------------------       -------------      ------------     ------------------       -------------
Invesco California Quality Municipal
Securities                                 Contractual            0.70%            June 1, 2010         June 30, 2012

                         INVESCO HIGH YIELD FUND, INC.

                                           CONTRACTUAL/         EXPENSE         EFFECTIVE DATE OF        EXPIRATION
FUND                                        VOLUNTARY         LIMITATION          CURRENT LIMIT             DATE
------------------------------------       -------------      ------------     ------------------       -------------
Invesco High Yield Investment
Funds, Inc.                                Contractual            0.98%           June 1, 2010          June 30, 2012

                INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES

                                           CONTRACTUAL/         EXPENSE         EFFECTIVE DATE OF        EXPIRATION
FUND                                         VOLUNTARY        LIMITATION          CURRENT LIMIT             DATE
------------------------------------       -------------      ------------     ------------------       -------------
Invesco Insured California Municipal
Securities                                 Contractual            0.70%            June 1, 2010         June 30, 2012

                      INVESCO INSURED MUNICIPAL BOND TRUST

                                           CONTRACTUAL/         EXPENSE          EFFECTIVE DATE OF      EXPIRATION
FUND                                         VOLUNTARY        LIMITATION           CURRENT LIMIT           DATE
------------------------------------       -------------      ------------     ------------------       -------------
Invesco Insured Municipal Bond
Trust                                      Contractual           1.00%              June 1, 2010        June 30, 2012

                     INVESCO INSURED MUNICIPAL INCOME TRUST

                                            CONTRACTUAL/        EXPENSE          EFFECTIVE DATE OF      EXPIRATION
FUND                                         VOLUNTARY         LIMITATION         CURRENT LIMIT           DATE
------------------------------------       -------------      ------------     ------------------       -------------
Invesco Insured Municipal
Income Trust                               Contractual           0.64%             June 1, 2010         June 30, 2012

                      INVESCO INSURED MUNICIPAL SECURITIES

                                           CONTRACTUAL/         EXPENSE         EFFECTIVE DATE OF       EXPIRATION
FUND                                         VOLUNTARY        LIMITATION          CURRENT LIMIT            DATE
------------------------------------       -------------      ------------     ------------------       -------------
Invesco Insured Municipal
Securities                                 Contractual           0.54%             June 1, 2010         June 30, 2012

                                                             as of July 18, 2011
                        INVESCO INSURED MUNICIPAL TRUST

                                           CONTRACTUAL/         EXPENSE         EFFECTIVE DATE OF       EXPIRATION
FUND                                         VOLUNTARY        LIMITATION          CURRENT LIMIT            DATE
------------------------------------       -------------      ------------     ------------------       -------------
Invesco Insured Municipal Trust            Contractual           0.66%             June 1, 2010         June 30, 2012

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                           CONTRACTUAL/         EXPENSE          EFFECTIVE DATE OF      EXPIRATION
FUND                                         VOLUNTARY         LIMITATION          CURRENT LIMIT           DATE
------------------------------------       -------------      ------------     ------------------       -------------
Invesco Municipal Income
Opportunities Trust                        Contractual            0.73%            June 1, 2010         June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                           CONTRACTUAL/         EXPENSE         EFFECTIVE DATE OF        EXPIRATION
FUND                                         VOLUNTARY        LIMITATION          CURRENT LIMIT             DATE
------------------------------------       -------------      ------------     ------------------       -------------
Invesco Municipal Income
Opportunities Trust II                     Contractual            0.73%            June 1, 2010         June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                            CONTRACTUAL/        EXPENSE          EFFECTIVE DATE OF      EXPIRATION
FUND                                         VOLUNTARY         LIMITATION          CURRENT LIMIT           DATE
------------------------------------       -------------      ------------     ------------------       -------------
Invesco Municipal Income
Opportunities Trust III                    Contractual           0.84%             June 1, 2010         June 30, 2012

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST

                                            CONTRACTUAL/        EXPENSE          EFFECTIVE DATE OF      EXPIRATION
FUND                                         VOLUNTARY         LIMITATION          CURRENT LIMIT           DATE
------------------------------------       -------------      ------------     ------------------       -------------
Invesco Municipal Premium
Income Trust                              Contractual             1.03%            June 1, 2010         June 30, 2012

                 INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                                           CONTRACTUAL/         EXPENSE          EFFECTIVE DATE OF       EXPIRATION
FUND                                        VOLUNTARY          LIMITATION          CURRENT LIMIT            DATE
------------------------------------       -------------      ------------     ------------------       -------------
Invesco New York Quality
Municipal Securities                       Contractual            0.80%             June 1, 2010        June 30, 2012

                           INVESCO PRIME INCOME TRUST

                                           CONTRACTUAL/         EXPENSE          EFFECTIVE DATE OF        EXPIRATION
FUND                                        VOLUNTARY         LIMITATION           CURRENT LIMIT             DATE
------------------------------------       -------------      ------------     ------------------       -------------
Invesco Prime Income Trust                 Contractual           1.32%              June 1, 2010        June 30, 2012

                     INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                             as of July 18, 2011

                                           CONTRACTUAL/         EXPENSE          EFFECTIVE DATE OF      EXPIRATION
FUND                                        VOLUNTARY          LIMITATION          CURRENT LIMIT           DATE
------------------------------------       -------------      ------------     ------------------       -------------
Invesco Quality Municipal
Income Trust                               Contractual            0.70%             June 1, 2010        June 30, 2012

                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                                            CONTRACTUAL/        EXPENSE          EFFECTIVE DATE OF      EXPIRATION
FUND                                         VOLUNTARY         LIMITATION          CURRENT LIMIT           DATE
------------------------------------       -------------      ------------     ------------------       -------------
Invesco Quality Municipal
Investment Trust                           Contractual           0.70%              June 1, 2010        June 30, 2012

                      INVESCO QUALITY MUNICIPAL SECURITIES

                                            CONTRACTUAL/        EXPENSE         EFFECTIVE DATE OF       EXPIRATION
FUND                                         VOLUNTARY         LIMITATION         CURRENT LIMIT            DATE
------------------------------------       -------------      ------------     ------------------       -------------
Invesco Quality Municipal
Securities                                 Contractual           0.66%             June 1, 2010         June 30, 2012

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1    The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

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